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                                                                EXHIBIT 10.31.1



                                   FORM OF

                             AMENDMENT NO. 1 TO THE
                       MANAGEMENT STOCKHOLDER'S AGREEMENT
                       ----------------------------------
                               (NON-EXECUTIVES)


         This Amendment No. 1 to the Management Stockholder's Agreement (this "Agreement") is entered into as of ________________________ between KEEBLER FOODS COMPANY, a Delaware corporation (the "Company"), and
_____________________ (the "Investor") (the Company and the Investor being hereinafter collectively referred to as the "Parties").


                                    RECITALS
                                    --------

         Certain stockholders of the Company ("Selling Stockholders") propose to sell a portion of their shares of the Company's common stock (the "Common Stock") in an initial public offering under a Registration Statement on Form S-1 (File No. 333-42075) filed with the Securities and Exchange Commission (the "IPO"). In such connection the Company (formerly INFLO Holdings Corporation) and the Investor, who are parties to the Management Stockholders' Agreement ("Original Agreement"), dated [___________, 1996], agree to amend the Original Agreement as follows:


                                   AGREEMENT
                                   ---------
         1. Upon the occurrence of the event described in Section 3 of this Agreement:

                 (a)      Sections 3, 5, 6, 7, 8, 11, 12, 15, 18, 21, 23, and
                          25 of the Original Agreement are hereby deleted in their entirety and are of no further force or effect.

                 (b) Section 10 of the Original Agreement is hereby amended by deleting said section in its entirety and in lieu thereof, the Investor shall be entitled to the "incidental registration rights" set forth on Annex A hereto.

                 (c) The Investor's rights under the Sales Participation Agreement dated as of May 10, 1996 are hereby terminated and such termination is affirmed and acknowledged by the signatures of Flowers Industries, Inc. and Artal Luxembourg S.A. on this Amendment No. 1.





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                 (d)      Section 2(e) of the Original Agreement is hereby
                          amended by deleting said Section in its entirety.

                 (e) Section 4 of the Original Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 4, reading as set forth on Annex C hereto.

                 (f) Section 22 of the Original Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 22, reading as set forth in Annex D hereto.

                 (g) Section 25 of the Original Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof a new Section 25, reading as set forth in Annex E hereto.

                 (h) Section 26(a) of the Original Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 26(a), reading as set forth on Annex F hereto.

         2. The Investor hereby acknowledges that the managing underwriters of the IPO have advised the Company that in their view no shares of the Investor may be registered in the IPO without an adverse effect on the offering and, thus, pursuant to Section 10(c)(ii) of the Original Agreement (prior to the effectiveness of the amendment contained in Section 1(b) above), the Investor may not register any shares in the IPO. Accordingly, the Investor has no "piggyback registration rights" (including, not by way of limitation, any rights to notice) in connection with the IPO, including, not by way of limitation, any rights which are pursuant to Section 10 of the Original Agreement. The Investor further acknowledges that pursuant to Section 2(e) of the Original Agreement (prior to the effectiveness of the amendment contained in Section 1(d) above) that he is bound by the holdback period required by the managing underwriters of the IPO.

         3. The terms and provisions of Section 1 of this Agreement will not be effective until the sale of Common Stock pursuant to an IPO.




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         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                        KEEBLER FOODS COMPANY


                                        By:__________________________________
                                                  Name:
                                                  Title:




                                        _____________________________________
                                                  [Investor]
                                                   Address


As to Paragraph 1(c) and 1(d) only
Affirmed and Acknowledged



_______________________________
Flowers Industries, Inc.



_______________________________
Artal Luxembourg S.A.

As to Paragraph 1(e) only
Affirmed and Acknowledged



______________________________
Flowers Industries, Inc.






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                                    ANNEX B

                            INTENTIONALLY LEFT BLANK









































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                                    ANNEX C

                               REVISED SECTION 4


         4.      Right of First Refusal.
                 ----------------------

                 Except for transfers permitted by clauses (x), (y) and (z) of
Section 2(a), if at any time after the IPO the Purchaser desires to transfer any or all of his shares of Stock, the Purchaser shall notify the Company and Flowers Industries, Inc. ("Flowers") in writing of his wish to make such transfer (the "Offer"). The Purchaser's notice shall contain an irrevocable offer to sell such shares of Stock to the Company and Flowers (in the manner set forth below) at a purchase price equal to the average of the closing trading prices of the Company's Common Stock on the New York Stock Exchange (or if such shares are not traded on the New York Stock Exchange, the closing trading prices of such security on the principal national securities exchange or the Nasdaq Stock Market on which such securities are listed) on the day that the Company and Flowers receives the Offer and on the day that the Company or Flowers accepts the Offer (or the next succeeding trading day if either such day is not a trading day) (the "Average Market Price"). At any time within the next succeeding business day after the date of the receipt by the Company and Flowers of the Purchaser's notice, the Company and Flowers shall have the right and option to purchase, or to arrange for a third party to purchase, any or all of the shares of Stock covered by the Offer, by notifying the Purchaser. The purchase of the shares shall be effectuated within 3 business days by delivering a certified bank check or checks in the appropriate amount to the Purchaser at the principal office of the Company against (i) delivery of certificates or other instruments representing the shares of the Stock so purchased, appropriately endorsed by the Purchaser or (ii) such other instructions to transfer such shares from an account held by Purchaser to accounts designated by Flowers or the Company, as appropriate. If by 11:59 p.m. of the end of such next succeeding business day, neither the Company nor Flowers has accepted the Offer in the manner set forth above, the Purchaser may, during the succeeding 30 day period, transfer any or all of the shares of Stock covered by the Offer. If, at the end of the 30 day period, the Purchaser has not completed the transfer of such shares of the Stock as aforesaid, all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to such shares of the Stock. If the Offer is accepted, Flowers shall have the first right to purchase the shares covered by the Offer, and then the Company shall have the right to purchase any shares not purchased by Flowers. Notwithstanding the foregoing, the Purchaser shall not be required to sell shares pursuant to this Section 4 if such sale would have the result of not being treated as a distribution in part or full payment in exchange for stock pursuant to Section 302 of the Internal Revenue Code of 1986, as amended; provided, however, the parties also acknowledge that Flowers would still have the right to purchase the shares if such favorable tax treatment would result from its purchase in lieu of a purchase by the Company. No transfer of any shares in violation of this Section 4 shall be made or recorded on the books of the Company and any such transfer shall be void and of no effect. In order to notify Flowers and the









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Company of the Offer, Purchaser shall give the following notice to each of them, by hand delivery or facsimile, to the General Counsels of each of them at the addresses set forth in Section 25(a):

                                     "Pursuant to Section 4 of that certain
                                      Management Stockholder's Agreement,
                                      between Keebler Foods Company (the
                                      "Company") and the undersigned, the
                                      undersigned hereby notifies you of its
                                      irrevocable Offer (as defined in said
                                      Section) to sell to either the Company
                                      or Flowers Industries,_____ shares of
                                      stock of the Company.


                                                  By:______________________
                                                  Date:_____________________"

In order to accept the Offer, either Flowers or the Company shall either orally notify the Purchaser of its acceptance (and shall deliver the following notice as soon as practicable thereafter) or shall deliver the following notice to the Purchaser at the address set forth in Section 25(b):

                                     "Pursuant to Section 4 of that certain
                                      Management Stockholder's Agreement,
                                      between Keebler Foods Company (the
                                      "Company") and you, the undersigned has
                                      accepted your Offer to purchase ____
                                      shares of stock of the Company.

                                                  By:____________________
                                                  [Flowers Industries, Inc.]
                                                  [Keebler Foods Company]
                                                  Date:___________________"







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                                    ANNEX D

                               REVISED SECTION 22

22.  Applicable Law.
     ---------------

                 The laws of the state of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Company, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the States of Delaware or Illinois, as the Company may elect in its sole discretion, and the Purchaser hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Purchaser appoints The Corporation Trust Company, at its office in Chicago, Illinois or Wilmington, Delaware, as the case may be, as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Purchaser in the manner provided in Section 25 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Purchaser, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Purchaser hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the States of Delaware or Illinois, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the States of Delaware or Illinois, and the Purchaser hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such court for the purpose of any such suit, action or proceeding.








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                                    ANNEX E

                               REVISED SECTION 25


         25.  Notices.
              --------

                 All notices and other communications provided for herein (except for the notices set forth in Sections 2(e) and 4, in which case the terms of such Sections shall govern), shall be in writing and shall be deemed to have been duly given if delivered by hand (or by overnight courier or facsimile), to the Party to whom it is directed:

                 (a)      If to the Company, to it at the following address:

                                  Keebler Foods Company
                                  677 Larch Avenue
                                  Elmhurst, Illinois 60126
                                  Attn:  Chief Executive Officer
                                  Fax No.:______________________

                          with copies to:

                                  The General Counsel of the Company
                                  at the above address.

                          and to:

                                  Flowers Industries, Inc.
                                  1919 Flowers Circle
                                  Thomasville, GA  31757
                                  Attn:  General Counsel
                                  Fax No.:_____________________

                 (b) If to the Purchaser, to him at the address set forth below under his signature;

                          or at such other address as either party shall have specified by notice in writing to the other.








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                                   ANNEX F



                            REVISED SECTION 26(a)


(a) In consideration of the Company entering into this Agreement with the Purchaser, the Pruchaser hereby agrees effective as of the Purchase Date, for so long as the Purchaser is employed by the Company or one of its subsidiaries (the "Noncompete Period"), the Purchaser shall not, directly or indirectly, engage in the production, sale or distribution of any food product produced, sold or distributed by the Company or its subsidiaries on the date hereof or during the Noncompete Period (except for a food product that the Company only packages under a co-packing arrangement) anywhere in North America where the Company or its subsidiaries is doing business other than through the Purchaser's employment with the Company or any of its subsidiares. The Noncompete Period shall be extended beyond the termination of the Purchaser's employment, with the Company or its subsidiaries for up to the earlier of (i) the third anniversary of the IPO or (ii) an additional one year period from the date of termination of employment, for so long as the Company, at its option elects, or is required under the Company's Change of Control Policy, to make payments to Purchaser equal to the amounts and at the times that Purchaser would have been entitled to receive payments under the Company's Change of Control Policy as if such termination occurred within two years after a "change of control" (as defined in said Change of Control Policy), regardless of whether there has been an actual "change of control" as of the time of such termination of employment; provided, however, that if Purchaser is not entitled to payments under the Company's Change of Control Policy), then the noncompete provisions of this Section 26(a) shall still apply. For purposes of this Agreement, the phrase "directly or indirectly engage in" shall include any direct or indirect ownership or profit participation interest in such enterprise, whether as an owner, stockholder, partner, joint venturer or otherwise, and shall include any direct or indirect participation in such enterprise as a consultant, licensor of technology or otherwise. For purposes of this Section 26(a), the Company's "Change of Control Policy" shall mean the Keebler Foods Company Policy Regarding Termination Benefits For Certain Executives In the Event of a Change of Control, as such policy may be, from time to time, amended, modified, supplemented or replaced with a different policy covering the same subject matter.









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